Quarterly Report
Period Ending November 30, 2010

Item 1 Exact name of the issuer and the address of its principal executive offices.
Aztec Oil & Gas, Inc.
One Riverway, Ste 1580
Houston, TX 77056

Item 2 Shares outstanding.
	Period end date;	Number of shares authorized	Number of shares outstanding*
Common Stock	November 30, 2010	100,000,000	36,653,144

Series A Preferred	November 30, 2010	100,000	100,000
*All outstanding shares are freely tradable.

SCHMUCK, SMITH, TEES & COMPANY
A PROFESSIONAL CORPORATION
CERTIFIED PUBLIC ACCOUNTANTS
3500 WASHINGTON AVE., SUITE 200
HOUSTON, TEXAS  77007-5945
(713) 880-4900
FAX (713) 880-4910

To the Board of Directors
Aztec Oil & Gas Corporation, Inc.
Houston, Texas

We have compiled the accompanying consolidated balance sheet of Aztec Oil & Gas, Inc. (“the Company”) as of November 30, 2010, and the related consolidated statements of operations, equity and cash flow for the then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management.  We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

Management has elected to omit some of the disclosures required by generally accepted principles.  If the omitted disclosures were included in the financial statements, they might influence the user’s conclusions about the Company’s financial position, results of operations, and cash flows.  Accordingly these financial statements are not designed for those who are not informed about such matters.

The August 31, 2010 financial statements of Aztec Oil & Gas, Inc. were audited  by other accountants whose reports stated that they were not aware of any material modifications that should be made to those statements in order for them to be in conformity with general accepted accounting principles.

 We are not independent with respect to Aztec Oil & Gas, Inc.
  SCHMUCK, SMITH, TEES & CO., P.C.

   January 21, 2011

AZTEC OIL & GAS, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	November 30,	August 31,
ASSETS	2010	2010
Current assets:
Cash	$6,080,504	$4,933,924
Accounts receivable	45,816	25,787
Accounts receivable - related party	91,380	239,758
Prepaid expenses and other current assets	195,025	72,458
Total current assets	6,412,725	5,271,927
Non-current assets:
Restricted funds	384,250	-
Oil and natural gas properties, successful efforts method of accounting, net of
accumulated depletion of $4,356,527 and $4,167,146, respectively	8,503,987	5,765,690
Property and equipment, net of
accumulated depreciation of $8,043 and $6,975, respectively	5,488	6,556
Advances for oil and gas costs – related party	386,926	389,720
TOTAL ASSETS	$15,693,376	$11,433,893
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$483,929	$327,523
Accounts payable and accrued liabilities – related party	1,112,419	1,029,511
Salary payable	378,000	394,887
Notes payable and line of credit	162,542	167,357
Interest payable – related parties	193,010	178,174
Common stock payable	70,464	55,604
Asset retirement obligations	7,617	7,497
Total current liabilities	2,407,981	2,160,553
Long-Term Liabilities
Asset retirement obligations	81,105	72,889
Notes payable to related parties	831,743	881,743
Total long-term liabilities	912,848	954,632
Total liabilities	3,320,829	3,115,185
Equity
Preferred stock, Series A, $.001 par value, 100,000 shares authorized, issued
and outstanding respectively	100	100
Common stock, $.001 par value, 100,000,000 shares authorized, 36,653,144
and 36,511,608 shares issued and outstanding, respectively	36,652	36,511
Additional paid-in capital	4,983,610	4,933,651
Accumulated deficit	(11,899,390)	(11,266,722)
Total Aztec Oil & Gas, Inc. deficit	(6,879,028)	(6,296,460)
Non-controlling interest	19,251,575	14,615,168
Total equity	12,372,547	8,318,708
TOTAL LIABILITIES AND EQUITY	$15,693,376	$11,433,893

See accountant’s report

AZTEC OIL & GAS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	For the Three Months Ended
	November 30, 2010	November 30, 2009
Oil and natural gas sales	$277,119	$24,472

General and administrative	667,120	611,111
Lease operating expenses	135,019	15,184
Depreciation, depletion, amortization and accretion	191,530	14,524
Total operating expenses	993,669	640,819

Interest expense	(17,524)	(19,924)
Total other expense	(17,524)	(19,924)

Net loss	(734,074)	(636,271)
Non-controlling interest	101,406	16,799
Net loss attributable to Aztec Oil & Gas, Inc.	$(632,668)	$(619,472)

Basic and diluted loss per share	(0.02)	(0.02)

Weighted average shares outstanding – basic and diluted	36,547,109	34,744,450

See accountant’s report.

AZTEC OIL & GAS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Three Months Ended
	November 30, 2010	November 30, 2009
Cash flows used in operating activities
Net loss	$(734,074)	$(636,271)
Adjustments to reconcile net loss to net cash used in
operating activities:
Share-based compensation	4,600	77,500
Depreciation, depletion, amortization and accretion	191,530	14,524
Changes in:
Accounts receivable	(20,029)	5,506
Accounts receivable - related party	148,378	-
Prepaid expenses	(122,567)	(74,914)
Accounts payable and accrued liabilities	156,406	147,178
Accounts payable and accrued liabilities – related party	82,908	121,669
Interest payable – related party	14,836	-
Salary payable	(16,887)	61,877
Common stock payable	60,360	-
Net cash used in operating activities	(234,539)	(282,931)
Cash flows used in investing activities:
Acquisition of oil and gas properties	(2,920,423)	(732,521)
Advances for oil and gas costs – related party	2,794	(522,795)
Change in restricted cash	(384,250)	534,888
Net cash used in investing activities	(3,301,879)	(720,428)
Cash flows provided by financing activities:
Proceeds from limited partners, net	4,901,190	1,006,986
Distributions to limited partners	(163,377)	(4,460)
Proceeds from notes payable and line of credit	21,396	24,415
Payments on notes payable	(26,211)	(51,540)
Payments on notes payable - related party	(50,000)	-
Net cash provided by financing activities	4,682,998	975,401
Net Increase (Decrease) in Cash	1,146,580	(27,958)
Cash at Beginning of Year	4,933,924	1,206,063
Cash at End of Year	$6,080,504	$1,178,105
Supplemental Cash Flow Information:
Cash paid during the year for:
Interest	$2,694	$4,788
Income taxes	$-	$-
Non-cash investing and financing transactions
Increase in asset retirement obligation	$7,255	$2,400
Stock issued for stock payable	$45,500	$5,500

See accountant’s report.

 AZTEC OIL & GAS, INC.
CONSOLIDATED STATEMENTS OF EQUITY
For the Year Ended August 31, 2010 and Three Months Ended November 30, 2010
(Unaudited)
	Preferred Stock		Common Stock		Additional Paid-In	Accumulated	Non-controlling
	Shares	Amount	Shares	Amount	Capital	Deficit	Interest	Total
Balances, August 31, 2009	100,000	$100	34,155,787	$34,155	$4,655,245	$(7,854,805)	$4,559,916	$1,394,611
Stock issued for services	-	-	2,275,002	2,275	203,774	-	-	206,049
Share based compensation expense	-	-	-	-	69,213	-	-	69,213
Stock issued for accounts payable	-	-	80,819	81	5,419	-	-	5,500
Investments, net of syndication costs	-	-	-	-	-	-	11,361,128	11,361,128
Distributions to non-controlling interest	-	-	-	-	-	-	(166,660)	(166,660)
Net loss	-	-	-	-	-	(3,411,917)	(1,139,216)	(4,551,133)
Balances, August 31, 2010	100,000	$100	36,511,608	$36,511	$4,933,651	$(11,266,722)	$14,615,168	$8,318,708
Stock issued for services	-	-	20,000	20	4,580	-	-	4,600
Share based compensation expense	-	-	-	-	-	-	-	-
Stock issued for stock payable	-	-	121,536	121	45,379	-	-	45,500
Investments, net of syndication costs	-	-	-	-	-	-	4,901,190	4,901,190
Distributions to non-controlling interest	-	-	-	-	-	-	(163,377)	(163,377)
Net loss	-	-	-	-	-	(632,668)	(101,406)	(734,074)
Balances, November 30, 2010	100,000	$100	36,653,144	$36,652	$4,983,610	$(11,899,390)	$19,251,575	$12,372,547

See accountant’s report.

AZTEC OIL & GAS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 – BASIS OF PRESENTATION
The accompanying unaudited interim consolidated financial statements of Aztec Oil & Gas, Inc. have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission and should be read in conjunction with the audited consolidated financial statements and notes thereto contained in Aztec’s Annual Report for the year ended August 31, 2010.  In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein.  The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year.  Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for fiscal 2010 as reported in the Annual Report have been omitted.

NOTE 2 - INVESTMENT IN DRILLING PARTNERSHIP
As of the date of this report, Aztec has completed ten Limited Partnerships; Aztec 2006A Oil & Gas Limited Partnership (“Aztec 2006A LP”), Aztec 2006B Oil & Gas Limited Partnership (“Aztec 2006B LP”), Aztec 2007A Oil & Gas Limited Partnership (“Aztec 2007A LP”), Aztec VIIIA Oil & Gas Limited Partnership (“Aztec VIIIA LP”), Aztec VIIIB Oil & Gas Limited Partnership (“Aztec VIIIB LP”), Aztec VIIIC Oil & Gas Limited Partnership (“Aztec VIIIC LP”), Aztec XA Oil & Gas Limited Partnership (“Aztec XA LP”) and Aztec XB Oil & Gas Limited Partnership (“Aztec XB LP”), Aztec XC Oil & Gas Limited Partnership (“Aztec XC LP”), and Aztec XIA Oil & Gas Limited Partnership (“Aztec XIA LP”).  For all ten partnerships, Aztec, through its wholly-owned subsidiary, Aztec Energy, LLC (“Aztec Energy”), acts as the Managing General Partner and retains thirty percent ownership interest in each Limited Partnership (for which interest Aztec contributed all leases and covers all tangible drilling costs).  Investors receive 70% - 85% of the cash profits, defined as revenue in excess of expenses, from successful wells drilled within the partnership, with the percentage dependent on the rate of return to investors during the first five years of the partnership.  After three years from the date of the first distribution, investors in the partnerships may request that the Managing General Partner, subject to a 10% limitation based on the total interests in the profits or capital of the Partnership, financial ability and other terms, repurchase their Unit(s) at a price equal to two and a half times the most recent twelve month period net cash distributions from production received by the investor for the Unit(s).  There have been no such requests to date.  Another Aztec subsidiary, Aztec Drilling & Operating, LLC, (“ADO LLC”) serves the Partnerships as turnkey drilling contractor and operator.

Aztec has a controlling financial interest in Aztec 2006A LP, Aztec 2006B LP, Aztec 2007A LP, Aztec VIIIA LP, Aztec VIIIB LP, Aztec VIIIC LP, Aztec XA LP, Aztec XB LP, Aztec XC LP, and Aztec XIA LP, therefore, the partnerships’ financial statements are consolidated with those of Aztec and the other partners’ equity is recorded as non-controlling interest.

NOTE 3 – OIL AND GAS PROPERTIES
Oil and gas properties at November 30, 2010 and August 31, 2010 consisted of the following:

Oil and gas properties, at cost:
	November 30, 2010	August 31, 2010
Proved leasehold costs	$241,812	$241,812
Unproved leasehold costs	292,616	186,218
Costs of wells and development	7,038,591	6,174,139
Development drilling in progress	3,325,538	1,822,672
Exploratory drilling in progress	1,880,822	1,434,024
Capitalized asset retirement costs	81,136	73,881
Total cost of oil and gas properties	12,860,515	9,932,746
Accumulated depletion, depreciation, amortization and impairment	(4,356,528)	(4,167,146)
Oil and gas properties, net	$8,503,987	$5,765,600

Aztec reviews proved oil and natural gas properties and other long-lived assets for impairment. These reviews are performed at least annually and more frequently if events and circumstances, (such as downward revision of the reserve estimates or commodity prices) indicate a decline in the recoverability of the carrying value of such properties. Aztec estimates the undiscounted future cash flows expected in connection with the properties and compares such future cash flows to the carrying amount of the properties to determine if the carrying amount is recoverable. When the carrying amounts of the properties exceed their estimated undiscounted future cash flows, the carrying amounts of the properties are reduced to their estimated fair value. The factors used to determine fair value include, but are not limited to, estimates of proved reserves, future commodity prices, the timing of future production, future capital expenditures and a risk-adjusted discount rate. There were no asset impairments for the three months ended November 30, 2010 and 2009, respectively.

NOTE 4 – ASSET RETIREMENT OBLIGATIONS
The following is a description of the changes to Aztec’s asset retirement obligations:

	Three months ended November 30,
	2010	2009
Asset retirement obligations at beginning of year	$80,386	$35,197
Additions for exploratory and development drilling	7,255	2,400
Accretion expense	1,081	55
Asset retirement obligations at end of quarter	$88,722	$37,652

NOTE 5 – NOTES PAYABLE TO RELATED PARTIES
Aztec holds notes with CSI Energy, LP (“CSI”), a company controlled by consultant and shareholder, Franklin C. Fisher, Jr.  During the three months ended November 30, 2010, Aztec repaid two notes totaling $50,000.  Aztec currently holds six notes totaling $103,183 with an interest rate of 3.25%, four notes totaling $55,000 with an interest rate of 4.00% and one note in the amount of $205,560 with an interest rate of 9%, payable to CSI.  The notes are due in full on September 1, 2011.

Aztec has notes payable directly to Franklin C. Fisher, Jr. Aztec holds five notes totaling $108,000 with an interest rate of 3.25%, one note in the amount of $20,000 with an interest rate of 4.50%, one note in the amount of $336,600 with an interest rate of 9.00%.  The notes are due in full on September 1, 2011.

Aztec has one note payable to International Fluid Dynamics (IFD), a company controlled by consultant and shareholder, Franklin C. Fisher, Jr., in the amount of $3,400 with an interest rate of 9.00%.  The note is due in full on September 1, 2011.

All notes are unsecured.  Total interest expense accrued on the notes during the year ended August 31, 2010 was $60,689.   No payments were made on the notes or for interest during the years ended August 31, 2010 or August 31, 2009, respectively.

NOTE 6 – NOTES PAYABLE AND LINE OF CREDIT

Aztec financed its directors’ and officers’ insurance policy in the amount of $21,396 on September 1, 2010, of which $15,185 remains outstanding as of November 30, 2010.  The note bears an interest rate of 11.21% and matures on August 1, 2011.

In May 2007 Aztec established an unsecured line of credit with Amegy Bank National Association with a credit limit of $200,000.  In February 2008, the amount of the line of credit increased from $200,000 to $400,000.  Interest on any outstanding balances is charged at one-half of one percent above the Amegy Bank National Association prime rate.  At August 31, 2010, the prime rate was five percent (5.00%), making the loan rate five and one-half percent (5.50%).   Our consultant, Franklin C. Fisher, Jr. has personally guaranteed the entire amount of the line of credit.  In May 2010, Aztec extended the line of credit through May 29, 2011.  Under the extension agreement, Aztec is required to make monthly interest payments on the last day of each month and is required to repay principal monthly in the amount $10,000 until the line of credit is due in full on May 29, 2011.  As of November 30, 2010, the amount outstanding under this facility was $147,357.

NOTE 7 – SHAREHOLDERS’ EQUITY
During the quarter ended November 30, 2010, Aztec issued 20,000 shares of common stock valued at $4,600 to various consultants, officers and directors for services. We also issued 121,536 shares of common stock valued at $45,500 for stock payable at August 31, 2010.

Item 4 Management’s discussion and analysis or plan of operation.

A. Plan of Operation.
1. Describe the issuer’s plan of operation for the next twelve months. This description should include such matters as:
Aztec’s principal business objective is to purchase, initiate and/or participate in oil and gas interests utilizing strategies that seek to manage and reduce the risk associated with traditional exploration and production operations; and to sponsor oil and gas drilling programs sold through FINRA registered broker dealers to accredited investors.

The Company feels that their business plan will provide sufficient funding to sustain itself for the next twelve months.  However, there can be no assurances to that effect.  In the event the Company requires additional funds, the Company will have to seek loans or equity placements to cover such cash needs.  There is no assurance additional capital will be available to the Company on acceptable terms.

Management is in the process of expanding its present drilling program business, placed through FINRA registered broker dealers, and seeking other businesses or properties to acquire so that it can expand its operations. The analysis of new businesses and property acquisition opportunities and evaluating new business strategies will be undertaken by or under the supervision of the Company’s Officers and Directors. In analyzing prospective business opportunities, management will consider, to the extent applicable, the available technical, financial and managerial resources of any given business venture. Management will also consider the nature of present and expected competition; potential advances in research and development or exploration; the potential for growth and expansion; the likelihood of sustaining a profit within given time frames; the perceived public recognition or acceptance of products, services, trade or service marks; name identification; and other relevant factors. The Company anticipates that the results of operations of a specific business venture may not necessarily be indicative of the potential for future earnings, which may be impacted by a change in marketing strategies, business expansion, changing or substantially augmenting management, and other factors.

Management will analyze all relevant factors and make a determination based on a composite of available information, without reliance on any single factor. The period within which the Company will decide to participate in a given business venture cannot be predicted and will depend on certain factors, including the time involved in identifying businesses, the time required for the Company to complete its analysis of such businesses, the time required to prepare appropriate documentation and other circumstances.

i. a discussion of how long the issuer can satisfy its cash requirements and whether it will have to raise additional funds in the next twelve months;
(See A1 above)

ii. a summary of any product research and development that the issuer will perform for the term of the plan;
(See A1 above)

iii. any expected purchase or sale of plant and significant equipment; and
(See A1 above)

iv. any expected significant changes in the number of employees.
(See A1 above)

B. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
1. Full fiscal years.
i. Any known trends, events or uncertainties that have or are reasonably likely to have a material impact on the issuer's short-term or long-term liquidity;

Oil prices appear headed for a rise and on a long term basis are anticipated to increase substantially which will aid Issuer. Issuer can operate profitably at today’s energy prices on a well by well basis, and on a total firm basis with a reasonable increase in revenue which is anticipated.

ii. Internal and external sources of liquidity;
Issuer has a good banking relationship with Amegy Bank of Texas, and is also able to borrow for short term needs from Franklin C Fisher, Jr and his controlled entities.

iii. Any material commitments for capital expenditures and the expected sources of funds for such expenditures; N/A

iv. Any known trends, events or uncertainties that have had or that are reasonably expected to have a material impact on the net sales or revenues or income from continuing operations; No

v. Any significant elements of income or loss that do not arise from the issuer's continuing operations; No

vi. The causes for any material changes from period to period in one or more line items of the issuer's financial statements; and Oil and natural gas pricing

vii. Any seasonal aspects that had a material effect on the financial condition or results of operation.
No, except natural gas prices normally rise in the winter months and fall in the summer.

2. Interim Periods.
Issuer formed and funded more drilling partnerships under its sponsored drilling programs through FINRA licensed broker dealers, and intends to continue to do so.

C. Off-Balance Sheet Arrangements.
Not applicable; the issuer has no off-balance sheet arrangements.

Item 5 Legal proceedings.
See Initial Disclosure Statement filed on January 21, 2011
Item 6 Defaults upon senior securities.
----None---

Item 7 Other information.
----None---

Item 8 Exhibits.
See Initial Disclosure Statement filed on  January 21, 2011.

Item 9 Certifications.
I, Waylan Johnson., certify that:
 1. I have reviewed this Quarterly Disclosure Statement of Aztec Oil & Gas, Inc.;
2. Based on my knowledge, this disclosure statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this disclosure statement; and
3. Based on my knowledge, the financial statements, and other financial information included or incorporated by reference in this disclosure statement, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this disclosure statement.

By:   //s// Waylan Johnson
Waylan Johnson, President
Date:  January 21, 2011

I, Larry Hornbrook, certify that:
 1. I have reviewed this Quarterly Disclosure Statement of Aztec Oil & Gas, Inc.;
2. Based on my knowledge, this disclosure statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this disclosure statement; and
3. Based on my knowledge, the financial statements, and other financial information included or incorporated by reference in this disclosure statement, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this disclosure statement.

By:     //s// Larry Hornbrook
Larry Hornbrook, Chief Financial Officer
Date:  January 21, 2011